                            [citibank(R) LETTERHEAD]

                                                   CITIBANK N.A.
                                                   730 Veterans Memorial Highway
                                                   Hauppauge, NY 11788

                                                   Tel 631 265 3055
                                                   Fax 631 265 4888

                                                   October 25, 2006

Globecomm Systems Inc.
45 Oser Avenue
Hauppauge, NY 11788

Re:  $25,000,000 borrowing base line of credit
     $7,000,000 bridge line of credit
     $10,000,000 foreign exchange line

Gentlemen or Ladies:

     Citibank, N.A. ("Citibank") is pleased to advise you it holds available for
Globecomm Systems Inc (the "Borrower"), a corporation organized and in good standing under the laws of the State of Delaware, (i) a borrowing base line of credit in the amount of $25,000,000 (the "Line"), (ii) a bridge line of credit in the amount of $7,000,000 (the "Bridge Line") and (iii) a foreign exchange line in the amount of $10,000,000 (the "F/X Line" together with the Line and the
Bridge Line being collectively, the "Credit Facilities"), subject to the following terms and conditions:

     1. Description of the Line:

          The Line shall be fully available for standby letters of credit (each, an "SBLC" and collectively, the "SBLCs").

          SBLCs shall be evidenced by Citibank's Letter of Credit Agreement.
There shall be payable in respect of each SBLC, a fee equal to: (i) 1% per annum for SBLCs secured by collateral other than cash and (ii) 1/2% per annum for
SBLCs secured by cash collateral together with Citibank's fees and charges therewith. Each SBLC shall expire not more than three (3) years after its issuance but may automatically renew for successive one year periods unless timely notice of termination is delivered by either the Borrower or Citibank.

          There shall be available under the Line sublimits for (i) commercial letters of credit (each, an "L/C" and collectively, the "L/Cs") and (ii) direct borrowings (each, a "Loan" and collectively, the "Loans") in an amount not exceeding $20,000,000 in the aggregate.

          Loans provided under the Line shall be evidenced by Citibank's Master
Note (the "Note") in the amount of the $20,000,000. Each advance thereunder shall bear interest at a rate to be elected by the Borrower at the time of each request for an advance equal to either:

          (i) Prime Rate Option: A rate of interest equal to the prime rate of interest as published in the Money Rates column of the Wall Street Journal from time to time (the "Prime Rate"). Any change in the Prime Rate shall take effect on the date of the change in the Prime Rate, or

          (ii) LIBOR Rate Option: A rate of interest equal to the Reserve
Adjusted LIBOR, as such term is defined in the Note, plus a margin of 200 basis points for interest periods of 30, 60 or 90 days.

          Interest on the unpaid principal balance of the Note from time to time outstanding shall be payable monthly in arrears commencing on the first day of the month following the date of the first advance under the Note. Any advance under the Line made by Citibank in its discretion shall be in an amount not less than $100,000 for Prime Rate Advances and $500,000 for LIBOR Rate Advances.

          In the case of a Prime Rate advance, such advance may be prepaid, in whole or in part, in increments of not less than $100,000, without premium or penalty.

          The Borrower agrees to indemnify Citibank and hold Citibank harmless from any loss or expense that Citibank may sustain or incur, as more particularly described in the Note should the Borrower make any prepayment of the principal of an advance hereunder bearing interest at the LIBOR Rate or in the event of a default by the Borrower in the payment or performance of any terms of the Note or this line letter.

          The maximum tenor for each L/C shall be one year. Each L/C issued under the Line shall be governed by the terms and conditions set forth in
Citibank's Master Letter of Credit Agreement. There shall be payable in respect of each L/C, a fee equal to 1/4% upon the opening and 1/4% upon the presentation of documents thereof together with Citibank's fees and charges therewith.

          The expiry of any SBLC or L/C issued under the Line may, consistent with the terms hereof, exceed the Expiration Date, as defined below.

          In the event that there are any SBLCs or L/Cs outstanding past the
Expiration Date and Citibank or the Borrower have decided not to renew the Line all such outstanding must be cash secured or indemnified by a new lender.

          Notwithstanding any provisions herein to the contrary, the maximum availability under the Line shall not exceed an amount determined with application to the following borrowing base formula:

          The sum of (i) eighty percent (80%) of the Borrower's "Eligible
Accounts Receivable", that is, all accounts of the Borrower dated not more than ninety (90) days from their respective invoice dates, excluding those accounts deemed ineligible by Citibank in its sole discretion and (ii) one hundred percent (100%) of unrestricted cash and equivalents maintained in deposit or investments held at Citibank for both the Borrower and Globecomm Network
Services Corporation ("GNSC") (the

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"Borrowing Limit"). Terms used in this paragraph shall have the meaning given to such terms in the Borrowing Base Certificate, identified herein. The aggregate of all advances and loans under the Line shall at no time exceed the availability under the Borrowing Limit and the Borrower shall pay to Citibank promptly after demand such amounts as may be necessary from time to time to reduce the aggregate of all such loans and advances to an amount not in excess of the Borrowing Limit.

     2.   Description of the Bridge Line:

          Loans provided under the Bridge Line shall be evidenced by Citibank's
Master Note (the "Master Note") in the amount of the Bridge Line. Each advance thereunder shall bear interest at a rate to be elected by the Borrower at the time of each request for an advance equal to either:

          (i) Prime Rate Option: A rate equal to the Prime Rate, or

          (ii) LIBOR Rate Option: A rate of interest equal to the Reserve
Adjusted LIBOR, as such term is defined in the Note, plus a margin of 200 basis points for interest periods of 30, 60 or 90 days.

          Interest on the unpaid principal balance of the Note from time to time outstanding shall be payable monthly in arrears commencing on the first day of the month following the date of the first advance under the Note. Any advance under the Line made by Citibank in its discretion shall be in an amount not less than $100,000 for Prime Rate Advances and $500,000 for LIBOR Rate Advances.

          In the case of a Prime Rate advance, such advance may be prepaid, in whole or in part, in increments of not less than $100,000, without premium or penalty.

          The purpose of the Bridge Line shall be to support equipment purchases.

     3.   Description of F/X Line:

          The F/X Line shall be available for spot and forward contracts of foreign currencies. The F/X Line shall be available for spot and forward contracts of foreign currencies, subject to a maximum daily delivery risk in the amount of $3,000,000. The F/X Line shall be evidenced by such agreements and documents as Citibank or any of its affiliates that shall process foreign exchange transactions on behalf of Citibank shall reasonably require from time to time.

          The Borrower acknowledges and agrees that the Credit Facilities are uncommitted and requests for advances or extensions of credit thereunder shall be approved in the discretion of Citibank, which may refuse to make an extension of credit under the Credit Facilities at any time without prior notice to the
Borrower, and that the performance or compliance by the Borrower of the agreements contained in this letter, or in any other document or agreement evidencing or securing such advances or extensions of credit, shall not obligate
Citibank to make an advance or provide an extension of credit thereunder.

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          Subject to the terms and conditions hereof, the Credit Facilities shall be available until November 30, 2007 (the "Expiration Date").

     4.   Guarantors:

          Repayment of all loans, extensions of credit and financial accommodations provided under the Credit Facilities together with interest and costs thereon shall be guaranteed by Globecomm Network Services Corporation
("GNSC") and GSI Properties Corp. ("GSI") (collectively, the "Guarantors")
pursuant to Citibank's Guarantee of All Liability.

     5.   Purpose of the Line:

          The purpose of the Line shall be to provide guarantees for bids/performance on contracts and to facilitate trade and to support the
Borrower's working capital needs.

     6.   Security for the Credit Facilities:

          The Credit Facilities shall be secured by a first priority security interest in all assets and personal property of the Borrower and GNSC pursuant to Citibank's General Security Agreement and duly filed UCC-1 Financing
Statements.

     7.   Conditions Precedent:

          Prior to the Borrower's initial request for an advance under the
Credit Facilities:

          a.   It shall have provided to Citibank:

               (i) A copy of the resolutions passed by the Borrower's Board of
Directors certified by its Secretary as being in full force and effect authorizing the borrowing described herein and the execution of all documents and agreements required by Citibank to evidence and secure the Credit
Facilities;

               (ii) A copy of the certificate of incorporation of the Borrower;
and

               (iii) A commitment letter issued by CitiCapital Commerical Corp.
("CitiCapital") or any of its affiliates, in form and substance satisfactory to
Citibank, evidencing the approval of a credit facility for the Borrower the purpose of which is to refinance the Borrower's obligations in respect of the
Bridge Loan.

          b. Citibank shall have conducted or received a field examination of the Borrower's books and records and its operations, prepared at the Borrower's sole cost and expense by Citibank, its designee or an auditor satisfactory to
Citibank, which shall disclose no adverse facts or circumstances not currently known to Citibank.

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     8.   Financial Reporting:

          The Borrower shall provide to Citibank:

               (i) As soon as available, but in any event within ninety (90)
days after the last day of each fiscal year, a copy of the 10-K report filed or to be filed with the Securities and Exchange Commission ("SEC").

               (ii) As soon as available, but in any event within sixty (60)
days after the end of each fiscal quarter, a copy of the 10-Q report filed or to be filed with the SEC.

               (iii) As soon as available, but in any event within twenty five
(25) days after the end of each calendar month, a schedule of accounts receivable aged to show the number of days each such account has been outstanding from its invoice date, in form satisfactory to Citibank and accompanied by a statement signed by the Borrower's president or chief financial officer to the effect that such statement is true, correct and complete.

               (iv) As soon as available, but in any event within twenty five
(25) days after the last day of each fiscal quarter, a schedule of accounts payable aged to show the number of days each such account has been outstanding from its invoice date, in form satisfactory to Citibank and accompanied by a statement signed by the Borrower's president or chief financial officer to the effect that such statement is true, correct and complete.

               (v) As soon as available, but in any event within twenty five
(25) days after the end of each calendar month, a Borrowing Base Certificate, in form and substance satisfactory to Citibank and accompanied by a statement signed by the Borrower's president or chief financial officer to the effect that such statement is true, correct and complete.

               (vi) Such other financial or additional information as Citibank may from time to time reasonably request.

     9.   Special Requirements:

          a. The Borrower agrees to maintain at the end of each fiscal quarter:

               (i) a capital base (the sum of capital surplus, earned surplus, capital stock and such other items as are allowable under generally accepted accounting principles and subordinated liabilities minus deferred charges, intangibles, investments in non-guaranteeing affiliates receivables due from stockholders, officers or affiliates, and treasury stock) in an amount not less than $57,000,000.

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               (ii) a minimum liquidity ratio, that is, the ratio of the
Borrower's unrestricted cash and equivalents plus net accounts receivable to all of the Borrower's obligations and liabilities to Citibank (including the face amount of issued, but undrawn, SBLCs and L/Cs, excluding any cash-secured SBLCs and L/Cs issued by Citibank) plus, without duplication, the aggregate amount of the Borrower's total liabilities as determined in accordance with generally accepted accounting principles that come due within one (1) year of not less than 0.75.

               (iii) a maximum leverage ratio of total liabilities less
subordinated debt to capital base of not greater than 1.0 to 1.0.

          b. The Borrower and GNSC shall maintain hazard insurance on their inventory with a financially sound and reputable insurance company in such amounts as are necessary to cover not less than the replacement cost of such inventory and covering such risks as are usually carried by companies engaged in the same or similar business which insurance policy shall be endorsed to name
Citibank as an additional loss payee.

          c. The Borrower agrees to maintain a minimum unrestricted cash level of Six Million ($6,000,000) Dollars plus any net cash replenished (if any) based on the lease financing transaction through CitiCapital.

     10.  Acceptance:

          If the foregoing is acceptable, please so indicate by signing and returning this letter before November 9, 2006, the date this letter will otherwise expire, unless extended in writing by Citibank.

                                        Very truly yours,

                                        CITIBANK, N.A.

                                        By: /s/ Stuart N. Berman
                                            ------------------------------------
                                            Stuart N. Berman
                                            Vice President

Agreed and Accepted this
31st day of October, 2006

GLOBECOMM SYSTEMS INC.

By: /s/ Andrew C. Melfi
    ---------------------------------
Name: Andrew C. Melfi
Title: VP CFO

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